UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

[x]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

GREENESTONE HEALTHCARE CORPORATION

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: __________________________________________________

	(2)	Form, Schedule or Registration Statement No.: _________________________________

	(3)	Filing Party: _____________________________________________________________

	(4)	Date Filed: ______________________________________________________________

GREENESTONE HEALTHCARE CORPORATION

5734 Yonge Street, Suite 300

North York, Ontario, Canada M2M 4E7

Tel.: (416) 222-5501

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on August 24, 2015

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Greenestone Healthcare Corporation (“we,” “us,” “our,” the “Company” or “GreeneStone”), a Colorado corporation, will be held at our executive offices located at 5734 Yonge Street, Suite 300, North York, Ontario, Canada M2M 4E7, on Monday, August 24, 2015, at 10 a.m., Eastern Standard Time, for the following purposes:

(1)	To ratify the selection of RBSM LLP as our independent registered public accounting firm for the year ending December 31, 2015;
(2)	To approve the acquisition of real estate property currently leased by the Company at the Company’s Muskoka addiction treatment center; and
(3)	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice. Only holders of record of our common stock (the “Common Stock”) at the close of business on May 18, 2015 (the “Record Date”), will be entitled to notice of the Meeting or any adjournments or postponements thereof. Each share of Common Stock is entitled to one vote at the Meeting. The names of stockholders of record entitled to vote at the Meeting will be available at the Meeting and for ten days before the Meeting for any purpose germane to the Meeting, at our principal executive offices at 5734 Yonge Street, Suite 300, North York, Ontario, Canada M2M 4E7, by contacting our Secretary.

Whether you plan to attend the meeting in person or not, it is important that you read the Proxy Statement and follow the instructions on your proxy card to vote by mail, or telephone. This will ensure that your shares are represented and will save us additional expenses of soliciting proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON AUGUST 24, 2015

In accordance with rules approved by the U.S. Securities and Exchange Commission, the rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering our proxy materials to our stockholders under the “traditional” method, by providing paper copies. Our transfer agent does not have capability to post our proxy materials on a publicly accessible website.

Our Proxy Statement and proxy are enclosed along with our Annual Report on Form 10-K for the year ended December 31, 2014, which is being provided as our Annual Report to Stockholders.

By Order of the Board of Directors:

/s/ Shawn E. Leon
Shawn E. Leon
Chief Executive Officer, Director
North York, Ontario, Canada
July __, 2015

YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

GREENESTONE HEALTHCARE CORPORATION

5734 Yonge Street, Suite 300

North York, Ontario, Canada M2M 4E7

Tel.: (416) 222-5501

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation by the Board of proxies to be voted at the Meeting to be held at 10:00 a.m., Eastern Standard Time, on Monday, August 24, 2015, at our executive offices located at 5734 Yonge Street, Suite 300, North York, Ontario, Canada M2M 4E7, and at any adjournments or postponements thereof.

A copy of our Annual Report on Form 10-K for the period ended December 31, 2014, is enclosed with these materials. Upon written request, we will provide each stockholder being solicited by this Proxy Statement with a copy, free of charge, of any of the documents referred to in this Proxy Statement. All such requests should be directed to Greenestone Healthcare Corporation, 5734 Yonge Street, Suite 300, North York, Ontario, Canada M2M 4E7; Attention: Secretary.

The Meeting has been called to consider and take action on the following proposals:

(1)	To ratify the selection of RBSM LLP as our independent registered public accounting firm for the year ending December 31, 2015;
(2)	To approve the acquisition of real estate property currently leased by the Company at the Company’s Muskoka addiction treatment center; and
(3)	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Our principal executive office is located at 5734 Yonge Street, Suite 300, North York, Ontario, Canada M2M 4E7, and our telephone number is (416) 222-5501. The approximate date on which this Proxy Statement and the proxy card are first being sent or given to stockholders is July __, 2015.

Record Date and Shares Outstanding

Stockholders of record at the close of business on May 18, 2015 (the “Record Date”), are entitled to notice of the meeting. At the Record Date, 44,604,439 shares of our common stock (the “Common Stock”) were outstanding and entitled to vote at the Meeting.

Revocability of Proxies

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy (including a telephone vote), by delivering a written revocation of your proxy to our Secretary, or by voting at the Meeting. The method by which you vote by proxy will in no way limit your right to vote at the Meeting if you decide to attend in person. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the Meeting.

Voting Rights

Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of and vote at the Meeting. Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock on the Record Date will constitute a quorum for the transaction of business at the Meeting and at any postponement or adjournment thereof.

Broker Non-Votes

If you do not give instructions to your bank or broker within ten days of the Meeting, it may vote on matters that the New York Stock Exchange, or NYSE, determines to be “routine,” but will not be permitted to vote your shares with respect to “non-routine” items. Under the NYSE rules, the ratification of the appointment of our independent auditors (Proposal 1) is a routine matter, while the acquisition of real estate (Proposal 2) is a non-routine matter. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes will not be counted as votes “for” or “against” any proposal, but will be counted in determining whether there is a quorum for the Meeting. We strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.

Questions and Answers

Q.           Why am I receiving these materials?

We have provided you these proxy materials because our Board of Directors is soliciting your proxy to vote at our 2015 Annual Meeting of Stockholders (the "Meeting"), which is to be held on Monday, August 24, 2015 at 10 a.m. (Eastern Standard Time), or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement. You are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares.

If you have received a printed copy of these materials by mail, you may complete, sign and return the enclosed proxy card or follow the instructions below to submit your proxy over the telephone.

Q.           What am I voting on?

You are voting on the following matters:

1.	Ratification of the selection of RBSM LLP as our independent registered public accounting firm for the year ending December 31, 2015.
2.	Approval of the Company acquiring the real property that it currently leases at the Muskoka addiction treatment center.
3.	Such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Q.           Who is entitled to vote?

Only stockholders of record of Common Stock at the close of business on the Record Date are entitled to vote shares held by such stockholders on that date at the Meeting. Each share of Common Stock is entitled to one vote at the Meeting.

Q.            How do I vote?

Vote by Mail: Stockholders of record (that is, if you hold your stock in your own name) may sign and date the proxy card you receive and return it in the enclosed stamped, self-addressed envelope.

Vote by Telephone: If you are a stockholder of record, you may vote by telephone by following the instructions on your proxy card. The telephone number is toll-free, so voting by telephone is at no cost to you. If you vote by telephone, you do not need to return your proxy card. The number is (800) 785-PSTC.

Vote in Person: Sign and date the proxy you receive and return it in person at the Meeting.

If your shares are held in the name of a bank, broker or other holder of record (i.e., in "street name"), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone voting will be offered to stockholders owning shares through most banks and brokers.

If you vote by telephone, you do not have to mail in your proxy card. If you wish to attend the Meeting in person, however, you will need to bring the proxy card with you. Telephone voting is available 24 hours a day. Votes submitted by telephone must be received by 11:59 p.m. (Eastern Standard Time) on August 24, 2015.

Q.           Can I access the proxy materials and annual report electronically?

This Proxy Statement, the proxy card, and our Annual Report on Form 10-K for the period ended December 31, 2014, are not available on the website. Our transfer agent will have the ability in the future for you to access our proxy materials electronically.

Q.           Can I change my vote or revoke my proxy?

Yes. You may change your vote or revoke your proxy at any time before the proxy is exercised. If you submitted your proxy by mail, you must (a) file with the Secretary a written notice of revocation or (b) timely deliver a valid, later-dated proxy. If you submitted your proxy by telephone, you may change your vote or revoke your proxy with a later telephone proxy. Attendance at the Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Meeting.

Q.           How are proxies voted?

All valid proxies received prior to the Meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder's instructions.

Q.           What is the process for admission to the Meeting?

If you are a record owner of your shares, you must show government issued identification. Your name will be verified against the stockholder list. If you hold your shares through a bank, broker or trustee, you must also bring a copy of your latest bank or broker statement showing your ownership of your shares as of the Record Date.

Q.           What constitutes a quorum?

The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. On the Record Date, there were 44,604,439 outstanding shares of Common Stock entitled to vote at the Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

Q.           What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast at the meeting by stockholders entitled to vote thereon is required for the election of directors; only votes “FOR” or “WITHHELD” will affect the outcome. For the proposal to ratify the selection of RBSM LLP, and any proposal to adjourn the Meeting, the affirmative vote of a majority of the votes cast by stockholders entitled to vote thereon and who are present in person or represented by proxy at the Meeting will be required.

Q.           How do I vote if I hold my shares in "street name"?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from the Company. Your bank or broker may permit you to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures are designed to authenticate stockholders' identities, allow stockholders to vote their shares and confirm that stockholders' votes have been recorded properly. Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder using such services. Also, please be aware that the Company is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

Q.           What happens if I do not instruct my broker how to vote on the proxy?

If you do not instruct your broker how to vote, your broker will vote your shares for you at his or her discretion on routine matters such as the ratification of auditors.

Q.           May I attend the annual meeting if I hold my shares in "street name"?

As the beneficial owner of shares, you are invited to attend the Meeting. If you are not a record holder, however, you may not vote your shares in person at the Meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares.

Q.           What are the recommendations of the Board of Directors?

The Board of Directors unanimously recommends that the stockholders vote:

●	FOR ratification of the selection of RBSM LLP as our independent registered public accounting firm for the year ending December 31, 2015;
●	FOR approval of the acquisition of the real estate property that the Company currently leases at its Muskoka addiction treatment center.

With respect to any other matter that properly comes before the Meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

PROPOSAL 1

RATIFICATION OF THE SELECTION OF RBSM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015.

The Company does not currently have an audit committee. The Board pre-approves all services provided by our independent auditors and otherwise performs the functions of an audit committee. The Company does not believe that not having an audit committee will have any adverse effect on the Company’s financial statements or current operations. The Company’s management will assess whether an audit committee may be necessary in the future. The Board has selected the independent registered public accounting firm of RBSM LLP for the purpose of auditing and reporting upon the financial statements of the Company for the year ending December 31, 2015. Neither the firm, nor any of its members has any direct or indirect financial interest in the Company. RBSM LLP has been employed by us to audit our financial statements since June, 2014.

While the Board is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, our Board is requesting, as a matter of policy, that the stockholders ratify the appointment of RBSM LLP as our independent registered public accounting firm. If the stockholders do not ratify the selection, the Board may investigate the reasons for stockholder rejection and may consider whether to retain RBSM LLP or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders. A formal statement by representatives of RBSM LLP is not planned for the Meeting. However, representatives of RBSM LLP are expected to be present at the Meeting and will be available to respond to appropriate questions by stockholders.

Audit Fees

The following table sets forth fees billed to us by RBSM LLP, our independent registered public accounting firm during the year ended December 31, 2014 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered, including review of registration statements that the Company filed with the SEC and similar matters.

Fiscal 2014
Audit Fees	$82,531
Audit Related Fees	—
Tax Fees	—
All Other Fees	—
Total Fees	$82,531

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

All fees reported in the table above under the headings Audit fees and expenses, Audit-related fees and expenses, Tax fees and All other fees were approved by the entire Board functioning as the audit committee, before the respective services were rendered, which concluded that the provision of such services was compatible with the maintenance of the independence of the firm providing those services in the conduct of its auditing functions.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF RBSM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015.

PROPOSAL 2

APPROVAL OF THE ACQUISITION OF THE COMPANY’S MUSKOKA TREATMENT CENTER PROPERTY.

The Company currently leases the property at its Muskoka Treatment Center and intends to acquire this real estate property. The property encompasses approximately 50,000 square feet of buildings on 43 acres and is adjacent to Lake Muskoka in Ontario. The property has 11 separate buildings, including five detox suites, 29 residential suites, staff cottages with 13 individual bedrooms, a self-contained fitness center, kitchen and dining facilities, and several meeting and therapy rooms. Additional facilities include an indoor and outdoor pool, a tennis court, a volleyball court, a running track and nature trails.

The purchase price for the property is CAD$7,500,000.00 and is being funded by a Vendor Take-Back mortgage of CAD $5,500,000.00 at 8.0% and the issuance of two million shares of Series A Preferred Stock (the “Preferred Stock”) which is convertible into 50,000,000 shares of common stock. The Company expects this deal to close in the third quarter of this year.

The Company will seek to replace the Vendor Take-Back mortgage as soon as possible with a lower-rate commercial mortgage and potentially increase the amount of the mortgage in order to provide extra cash for the Company. Any increase in the $5,500,000.00 collateral against the property will be subject to approval from the Company’s preferred stockholders anytime while shares of the preferred stock are outstanding. Cranberry Cove Holdings Ltd. (“CCH”) is the owner of the property and it, and some of its lenders will be the recipient of the Preferred Stock. CCH is owned by the Company’s current CEO. The purchase price is supported by a bonafide appraisal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ACQUISITION OF THE MUSKOKA TREATMENT ADDICTION CENTER.

EXECUTIVE OFFICERS

The names, ages, principal occupations during the past five years, and certain other information with respect to our executive officers are shown below as of the Record Date. To the extent that any named executive officer is also serving as a member of the Board, then such named executive officer’s biography is set forth under “Information Regarding Board of Directors” above.

Our executive officers are appointed by the Board.

Name	Age	Principal Occupation
Shawn E. Leon	56	Chief Executive Officer, President of the Company and Director
William L. Sklar	67	Chief Financial Officer

Shawn E. Leon. Shawn E. Leon has been an officer and director of the Company since November 2010 and served as the President of the Company’s subsidiaries at all times. In April 2011, Mr. Leon was appointed as the Company’s Chief Executive Officer. Prior to joining the Company, Mr. Leon held the role of President of Greenestone Clinic Inc., Leon Developments Ltd, Port Carling Inn Developments Ltd., 1871 at the Locks Developments Ltd. and JLeon Developments Ltd. since 2008, 2008, 2008, 2008 and 2006, respectively. Mr. Leon graduated with Honors in Business Administration, Wilfrid Laurier University in 1982. Mr. Leon was elected to the Board because of his prior management experience.

William L. Sklar. Mr. Sklar has 25 years of experience as an advisor and consultant in the corporate and financial markets. From 1988 until the present, Mr. Sklar served as Director and President of Willmar Management Corporation, where he provided management, financial and administrative counsel to private and public companies within the United States, Canada and the United Kingdom. Since 2008, he has serviced as Chief Financial Officer and Director for various U.S. public companies, including TrinityCare Senior Living, which operates retirement homes, Arrayit, Inc., a biomedical company, Pathogenics, a drug research company, and PaperFree Medical Solutions, Inc., an electronic medical records company. He served as a director and Vice Chairman of the Metro Toronto Housing Authority, a Provincial Federal board overseeing 32,000 income rental units in Toronto, from 1983 to 1989.

STOCK OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information, as of the Record Date (the “Table Date”), regarding beneficial ownership of the Common Stock to the extent known to us, by (i) each person who is a director or a nominee for director; (ii) each named executive officer in the Summary Compensation Table; (iii) all directors and named executive officers as a group; and (iv) each person who is known by us to be the beneficial owner of 5% or more of the outstanding Common Stock. Except as otherwise noted, each person has sole voting and investment power as to his or her shares. The share numbers and percentages in the table below are based on 44,604,439 shares of Common Stock outstanding.

Directors	Shares Beneficially Owned (1)(2)		Percent (3)
Shawn E. Leon	6,714,120	(4)	14.2
Other Named Officers
William L. Sklar	480,000	(5)	1.0
Other Beneficial Owners
Irwin Zalcberg	9,899419	(6)	20.1
All directors and named officers as a group (4 persons)	7,694,120	(7)	16.1

*	Less than 1%.
(1)	This percentage is based on 44,604,439 shares of common stock outstanding as of May 18, 2015.
(2)	As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days of April 10, 2015.
(3)	Based on 44,604,439 shares of common stock outstanding as of May 18, 2015, and including those shares beneficially owned by the Company’s officers and directors, respectively, as described below.
(4)	This total includes 1,150,000 shares of common stock held by Eileen Greene, spouse of Shawn Leon, 1,150,000 warrants to purchase common stock also held by Eileen Greene and 2,687,300 shares of common stock held by Greenestone Clinic, Inc., which is controlled by Mr. Leon.
(5)	Consists solely of shares of commons stock issuable upon the exercise of a stock option.
(6)	This total includes 7,746,139 shares of common stock held by Irwin L. Zalcberg Profit Sharing Plan, 2,000,000 shares of common stock issuable upon the exercise of warrants owned by Irwin L. Zalcberg Profit Sharing Plan and 1,000,000 shares of common stock issuable upon the exercise of warrants owned by Irwin Zalcberg.
(7)	Includes 1,150,000 shares of common stock issuable upon the exercise of a warrant and 480,000 shares of commons stock issuable upon the exercise of a stock option.

EXECUTIVE COMPENSATION

Summary Compensation Table

The Company’s Chief Executive Officer has received convertible notes for some of his compensation during the Company’s fiscal year ended December 31, 2013. There have been no annuity, pension or retirement benefits paid to our officers or directors during the past two fiscal years. We currently do not have an employment agreement with the Company’s Chief Executive Officer but we have an employment agreement with our Chief Financial Officer.

On November 1, 2014, the Company entered into an employment agreement with William L. Sklar, our Chief Financial Officer. Pursuant to this employment agreement, Mr. Sklar is entitled to a salary of Eighteen Thousand Canadian Dollars (CAD$18,000) per annum (approximately USD$16,000 per annum) and he received an option exercisable to purchase 480,000 shares of common stock of the Company at an exercise price of $0.12. The stock option will vest at the rate of 40,000 shares per month, contain a cashless exercise provision and will expire on October 31, 2019. Mr. Sklar is subject to a two year non-compete and non-solicitation clause under his employment agreement. Mr. Sklar’s employment agreement does not provide for any payments upon a change of control.

The table below summarizes all compensation awarded to, earned by, or paid to each named executive officer for our last two completed fiscal years for all services rendered to us.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
J. Shawn E. Leon	2014	—	—	—	—	—	—	—
President and Chief Executive Officer	2013	—	—	—	—	—	—	—

William L. Sklar (2)	2014	$3,879		—	20,844	—	—	$24,723
Chief Financial Officer	2013	—		—	—	—	—	$—

Ken Lorimer (3)	2014	$56,892		—	—	—	—	$56,892
former Chief Financial Officer (2)	2013	—		—	—	—	—	$—

(1)	This represents compensation taken in the form of convertible notes as commissions for raising financing for the Company.
(2)	William L. Sklar was appointed as the Company’s Chief Financial Officer of the Company on October 31, 2014.
(3)	Ken Lorimer resigned from his position as the Company’s Chief Financial Officer of the Company on October 31, 2014.

Outstanding Equity Awards at Fiscal Year-End

There were no equity awards issued to executive officers during the fiscal year ended December 31, 2014, except for an option for 480,000 grants to William L. Sklar under his employment agreement. The Company has the 2013 Stock Option Plan covering the issuance of stock options and Series B Preferred Stock (which is convertible into share of its common stock) of which there are 9,520,000 shares available for future grants.

Information regarding equity compensation plans is set forth in the table below:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	480,000	$0.12	9,520,000
Equity compensation plans not approved by security holders	300,000	$0.003333	-0-
TOTAL	-0-	-0-	9,520,000

Compensation of Directors

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named directors by us during the year ended December 31, 2014:

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Shawn E. Leon	—	—	—	—	—	—	—
Dr. Luke Fazio	—	—	—	—	—	—	—
Michael Howlett	—	—	—	—	—	—	—

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Directors, named executive officers and beneficial owners of more than 10% of our Common Stock are required by Section 16(a) of the Securities Exchange Act of 1934 and related regulations to file ownership reports on Forms 3, 4 and 5 with the SEC and the principal exchange upon which such securities are traded or quoted and to furnish us with copies of the reports.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Related Transactions

To our knowledge, other than (i) compensation for services as executive officers and directors; (ii) the acquisition of the Muskoka Treatment Center described above or (iii) as set forth below, there were no material transactions, or series of similar transactions, during the fiscal year ended December 14, 2014, or any currently proposed transactions, or series of similar transactions, to which we were or were to be a party, in which the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the average of our total assets at the end of our last two completed fiscal years, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of the Common Stock, or any member of the immediate family of any of the foregoing persons, has an interest.

On October 31, 2014, our chief financial officer, William L. Sklar received Incentive Stock Option plan for the option to purchase 480,000 shares of common stock at an exercise of $0.12 per share expiring on October 31, 2019. A Form 3 was filed on October 31, 2014, describing the transaction.

Review, Approval and Ratification of Transactions with Related Persons

We do not have an Audit Committee, but our Board of Directors are responsible for reviewing, approving or ratifying all transactions between us and any related person. Related persons can include any of our directors or executive officers, certain of our stockholders, and any of their immediate family members. In evaluating related person transactions, our directors will approve a related person transaction when, in its good faith judgment, the transaction is in the best interest of the Company.

GENERAL

Other Matters at the Annual Meeting

We know of no other matters to be submitted at the Meeting. If any other matter properly comes before the Meeting, including without limitation a proposal to adjourn the Meeting if we deem it necessary to solicit additional proxies, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the board of directors may recommend. By submitting your proxy, you grant discretionary authority with respect to such other matters.

Stockholder Proposals for the next Annual Meeting of Stockholders

To be considered for inclusion in next year’s proxy materials pursuant to Rule 14a-8 of the SEC, your proposal must be submitted in writing by April 4, 2016, to our Corporate Secretary at 5734 Yonge Street, Suite 300, North York, Ontario, Canada M2M 4E7. In addition, if we are not notified by such date of a proposal to be brought before the 2015 annual meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even through it is not discussed in the proxy statement for such meeting. If you wish to submit a proposal to be presented at next year’s annual meeting (that will not be included in next year’s proxy materials) or nominate a director, your proposal or nomination generally must be submitted in writing to the same address no later than April 4, 2016, but no earlier than March 4, 2016. You are also advised to review the Company’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the period ended December 31, 2014, is enclosed with these materials. Upon written request, we will provide each stockholder being solicited by this Proxy Statement with a copy, free of charge, of any of the documents referred to in this Proxy Statement. All such requests should be directed to Greenestone Healthcare Corporation, 5734 Yonge Street, Suite 300, North York, Ontario, Canada M2M 4E7; Attention: Secretary. You are asked to advise us if you plan to attend the Meeting. For directions to the Meeting, please call (416) 222-5501.

Householding

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (for example, brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially means extra convenience for stockholders and cost savings for companies and intermediaries. This year, some banks, brokers or other nominee record holders may be “householding” our proxy materials. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household unless contrary instructions have been received by the broker, bank or nominee from you. If you would like to receive a separate proxy statement and annual report, we will promptly send you additional copies if you call or write our corporate Secretary at our offices located at 5734 Yonge Street, Suite 300, North York, Ontario, Canada M2M 4E7; telephone (416) 222-5501. If you are a beneficial owner, you can request additional copies of the Proxy Statement and annual report, or you can request a change in your householding status, by notifying your broker, bank or nominee.

Solicitation of Proxies

We will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to our stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of Common Stock held by such persons. We will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of ours may solicit proxies without additional compensation, by telephone or facsimile transmission. We do not expect to pay any compensation for the solicitation of proxies.

Sincerely,
/s/ Shawn E. Leon
Shawn E. Leon
President and Chief Executive Officer
July __________, 2015

GREENESTONE HEALTHCARE CORPORATION

Annual Meeting of Stockholders

August 24, 2015 – 10:00 AM

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Shawn Leon and William L. Sklar with full power of substitution and resubstitution, as proxies to represent and vote any and all shares of Common Stock of Greenestone Healthcare Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the Meeting of the Company, to be held on August 10, 2015, at 10:00 a.m. local time, at the offices of the Company located at 5734 Yonge Street, Suite 300, North York, Ontario, Canada M2M 4E7, and at any adjournments or postponements thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the Notice of Annual Meeting and Proxy Statement for the Meeting dated as of August 10, 2015, a copy of which has been received by the undersigned. Proposals 1 and 2 are proposed by the Company, and if no direction is made this proxy will be voted “FOR” Proposal 1 and 2. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

(Continued and to be signed on the reverse side)

GREENESTONE HEALTHCARE CORPORATION 5734 Yonge Street, Suite 300, North York, Ontario, Canada M2M 4E7

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet when available. We hope to allow our shareholders the ability to vote electronically in the future.

VOTE BY PHONE – (800) 785-PSTC

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Pacific Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Pacific Stock Transfer Company.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

		For	Against	Abstain			For	Against	Abstain
1.	To approve the selection of RBSM LLP as our independent registered public accounting firm for the year ending December 31, 2015.	[ ]	[ ]	[ ]	2.	To approve the acquisition of real estate property currently leased by the Company at the Company’s Muskoka addiction treatment center.	[ ]	[ ]	[ ]

					3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof

 The Board of Directors recommends a vote “FOR” the proposals.

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GREENESTONE HEALTHCARE CORPORATION